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                                                         SEC File Nos. 033-36962
                                                                       811-06175



                               ECLIPSE FUNDS INC.

                     Eclipse International Broad Market Fund

                       Supplement dated December 19, 2003
          to the Prospectus for No-Load Class and Service Class shares dated March 1, 2003

         The Board of Directors of Eclipse Funds Inc. (the "Company") has approved a Plan of Liquidation and Dissolution (the "Plan") relating to the Eclipse International Broad Market Fund ("Fund"), effective December 31, 2003. Management's recommendation to the Board to approve the Plan was based on the failure of the Fund to reach expected asset levels, making it difficult to operate the Fund efficiently. As a result, the Board of Directors has concluded that it is in the best interests of shareholders to liquidate the Fund.

         In connection with the proposed liquidation and dissolution of the Fund, the Board has directed the Company's distributor to cease offering shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of other Eclipse Funds until the liquidation.

         It is anticipated that the Fund will liquidate on or about January 29, 2004. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.



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